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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported November 29, 2004)



                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------

            (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2004, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2004-AR3,
                      Mortgage Pass-Through Certificates)

                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                         333-109614                       35-3672336
-------------------------------       ------------------------       ---------------------------
 (State or Other Jurisdiction               (Commission                   (I.R.S. Employer
      of Incorporation)                     File Number)                 Identification No.)


Two World Financial Center,
Building B, 21st Floor,
New York, New York                                     10281
-------------------------------              ---------------------------
 (Address of Principal                            (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code, is (212) 667-9300.
--------------------------------------------------------------------------------


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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets
              --------------------------------------------------

Description of the Certificates and the Mortgage Pool

                  On November 29, 2004, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2004-AR3, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Nomura Asset Acceptance Corporation as depositor (the "Depositor"), Nomura Credit & Capital, Inc., as seller (the "Seller"), GMAC Mortgage Corporation as a servicer (the "Servicer") and JPMorgan Chase Bank, N.A. as trustee (the "Trustee") and as custodian (the "Custodian"). The Certificates consist of fifteen classes of certificates (collectively, the "Certificates"), designated as the "Class 1-A-1 Certificates", "Class 1-A-2 Certificates", "Class II-A Certificates", "Class III-A-1 Certificates", "Class III-A-2 Certificates", "Class III-A-3 Certificates", "Class III-A-4 Certificates", "Class III-A-5 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class X Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $395,175,775 as of November 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 29, 2004, between Seller and Depositor (the "Mortgage Loan Purchase Agreement"). The Class I-A-1 Certificates, the Class I-A-2 Certificates, the Class II-A Certificates, the Class III-A-1 Certificates, the Class III-A-2 Certificates, the Class III-A-3 Certificates, the Class III-A-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates were sold by the Depositor pursuant to the Underwriting

Agreement, dated February 26, 2004, between the Depositor and Nomura Securities International, Inc., and the Terms Agreement, dated November 23, 2004 (collectively, the "Underwriting Agreement").

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


==================================================================
                   INITIAL CERTIFICATE               PASS-THROUGH
  CLASS           PRINCIPAL BALANCE(1)                   RATE
------------------------------------------------------------------
  I-A-1                $60,726,000                     Variable
  I-A-2                $5,191,000                      Variable
   II-A                $74,494,000                     Variable
 III-A-1               $48,411,000                     Variable
 III-A-2               $82,298,000                     Variable
 III-A-3               $14,524,000                     Variable
 III-A-5               $8,068,000                      Variable
   M-1                 $16,597,000                     Variable
   M-2                 $5,730,000                      Variable
   M-3                 $3,754,000                      Variable
   M-4                 $2,766,775                      Variable
==================================================================

(1)      Approximate.


                  The Certificates, other than the Class III-A-4, Class X, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 23, 2004 (the "Prospectus Supplement"), and the Prospectus, dated February 24, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class III-A-4, Class X, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


---------------------- --------------------------------------------------------------------------
     EXHIBIT NO.                                    DESCRIPTION
---------------------- --------------------------------------------------------------------------
         4.1           Pooling and Servicing Agreement, dated as of November 1, 2004, by and among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit &
                       Capital, Inc., as Seller, GMAC Mortgage Corporation, as a Servicer and
                       JPMorgan Chase Bank, N.A., as Trustee and Custodian relating to the
                       Series 2004-AR3 Certificates.
---------------------- --------------------------------------------------------------------------

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2004


                                            NOMURA ASSET ACCEPTANCE CORPORATION


                                            BY:/s/ Matthew Bromberg
                                               ---------------------------------
                                            Name: Matthew Bromberg
                                            Title:   Assistant Secretary

                                INDEX TO EXHIBITS


                                                                                     Sequentially
Exhibit No.                                Description                              Numbered Page
-----------                                -----------                              --------------
    4.1           Pooling and Servicing Agreement, dated as of November 1,                7
                  2004, by and among Nomura Asset Acceptance Corporation, as
                  Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC
                  Mortgage Corporation, as Servicer and JPMorgan Chase Bank,
                  N.A., as Trustee and Custodian relating to the Series
                  2004-AR3 Certificates.

                                   EXHIBIT 4.1